Earnings Per Share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Earnings Per Share

Note 7 – Earnings Per Share

Basic net loss per share is computed by dividing reported net loss by the weighted-average number of common shares outstanding for the reported period. In computing diluted earnings per share, common share equivalents are not considered in periods in which a net loss is reported, as the inclusion of the common share equivalents would be antidilutive. Since the Company was in a net loss for all periods presented in these consolidated financial statements, diluted net loss per share was the same as basic net loss per share.

	Years Ended December 31,
	2025	2024
Numerator:	(in thousands, except per share data)
Net loss attributable to common stockholders	$(10,549)	$(11,017)
Less: preferred dividends	(533)	—
Net loss attributable to common shareholders	(11,082)	(11,017)
Denominator:
Weighted-average common shares outstanding	4,969	2,938

Net loss per common share	$(2.23)	$(3.75)

The following potential common share equivalents were excluded from the calculation of diluted net income per share in FY 2025 because their effect would have been anti-dilutive in the period presented (in thousands):

	Years Ended December 31,
	2025	2024
Convertible preferred stock	20,782	26,560
Common Stock Warrants	26,421	—
Preferred Stock Warrants	247	247
Stock options	7,337	5,027
Total potential common stock excluded from net loss per share	54,787	31,834